AGALIMMUNE ACQUISITION	12 Months Ended
Dec. 31, 2020
Disclosure of Agalimmune Acquisition [Abstract]
AGALIMMUNE ACQUISITION
NOTE 18 – AGALIMMUNE ACQUISITION

In March 2017, the Company acquired substantially all the outstanding shares of Agalimmune Ltd. for initial consideration of $6.0 million, of which $3.0 million was in cash and the remainder in the Company’s ADSs. The acquisition expanded the Company’s pipeline to include Agalimmune’s primary asset, AGI-134, a novel immuno-oncology agent for various cancer indications at the near-clinical stage of development. Due in part to the early stage of development of AGI-134 and other elements evaluated by the Company’s management as required by IFRS, the acquisition was accounted for in the Company’s financial statements as an asset transaction. Total costs associated with bringing the asset into the Company’s pipeline include additional expenses of $0.7 million, resulting in a total increase in intangibles at the date of acquisition of $6.7 million.

Additional consideration may be due to Agalimmune shareholders based on certain development and commercial milestones, including future sales of Agalimmune products. In addition, the selling shareholders of Agalimmune have certain reversionary rights in the event of a breach of the transaction agreement and certain other limited triggering events.